                                                                    EXHIBIT 24.1

                                 TELEGLOBE INC.
                               POWER OF ATTORNEY


     We, the undersigned directors and officers of Teleglobe Inc. (the "Company"), do hereby constitute and appoint Andre Bourbonnais and Francois Laurin, or either of them, our true and lawful attorneys and agents, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of shares of common stock of the Company ("Common Stock"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to Registration Statements on Form F-4 and Form S-8 (or any other form) relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to such Common Stock, to any and all amendments or supplements to such Registration Statements, whether such amendments or supplements are filed before or after the effective date of such Registration Statements, and to any and all instruments or documents filed as part of or in connection with such Registration Statements or any and all amendments or supplements thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                        NAME                                       TITLE                    DATE
                        ----                                       -----                    ----

                 /s/ CHARLES SIROIS                    Chairman and Chief Executive   September 3, 1998
-----------------------------------------------------    Officer
                   Charles Sirois

                  /s/ CLAUDE SEGUIN                    Executive Vice President,      September 2, 1998
-----------------------------------------------------    Finance and Chief Financial
                    Claude Seguin                        Officer

                 /s/ FRANCOIS LAURIN                   Vice President, Finance and    September 3, 1998
-----------------------------------------------------    Controller
                   Francois Laurin

                  /s/ J. BRIAN AUNE                    Director                       September 4, 1998
-----------------------------------------------------
                    J. Brian Aune

                 /s/ DEREK H. BURNEY                   Director                       September 1, 1998
-----------------------------------------------------
                   Derek H. Burney

                /s/ J.V. RAYMOND CYR                   Director                       September 1, 1998
-----------------------------------------------------
                  J.V. Raymond Cyr

                 /s/ BRUNO DUCHARME                    Director                       September 4, 1998
-----------------------------------------------------
                   Bruno Ducharme

              /s/ GEORGE A. FIERHELLER                 Director                       September 1, 1998
-----------------------------------------------------
                George A. Fierheller

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
                        NAME                                       TITLE                    DATE
                        ----                                       -----                    ----

                /s/ PIERRE MACDONALD                   Director                       September 2, 1998
-----------------------------------------------------
                  Pierre MacDonald

                /s/ C. EDWARD MEDLAND                  Director                       September 1, 1998
-----------------------------------------------------
                  C. Edward Medland

                  /s/ JEAN C. MONTY                    Director                       September 2, 1998
-----------------------------------------------------
                    Jean C. Monty

                 /s/ CARMAND NORMAND                   Director                       September 1, 1998
-----------------------------------------------------
                   Carmand Normand

               /s/ H. ARNOLD STEINBERG                 Director                       September 1, 1998
-----------------------------------------------------
                 H. Arnold Steinberg

                 /s/ PETER G. WHITE                    Director                       September 1, 1998
-----------------------------------------------------
                   Peter G. White

                /s/ LYNTON R. WILSON                   Director                       September 2, 1998
-----------------------------------------------------
                  Lynton R. Wilson